PREFERRED STOCK	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
PREFERRED STOCK

3. PREFERRED STOCK

As of June 30, 2026, the Company had 34,461 shares of Series C Preferred Stock outstanding with a fair value of $3,446,113, and a stated face value of one hundred dollars ($100) per share which are convertible into shares of fully paid and non-assessable shares of common stock of the Company. The holder of the Series C preferred stocks is entitled to receive dividends pari passu with the holders of common stock. Upon any liquidation, dissolution or winding up of the Company, the holder of each outstanding share of Series C Preferred Stock is entitled to receive, before any payment is made to holders of common stock, an amount equal to one hundred dollars ($100) per share, plus all declared and unpaid dividends thereon, with any remaining assets distributed to holders of common stock. A sale of all or substantially all of the Company’s assets, a merger or consolidation resulting in a change of control of more than fifty percent (50%) of the Company’s voting power, or a similar reorganization is deemed a liquidation, dissolutions or winding up for this purpose. The holder has the right, at any time, at its election, to convert shares of Series C Preferred Stock into common stock at a conversion price of $0.0014 and has no voting rights.

During the six months ended June 30, 2026, 392 shares of Series C Preferred Stock with a stated value of $39,200 were cancelled.

The Series S Preferred Stock has been classified under mezzanine financing, a hybrid of debt and equity financing that gives a lender the right to convert debt to an equity interest in a company in case of default, generally, after venture capital companies and other senior lenders are paid.